UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (936) 230-5899
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 25, 2016, the shareholders of Conn’s, Inc. (the “Company”) approved the adoption of the Conn’s, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), which was previously adopted by the Company’s Board of Directors. A summary of the 2016 Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2016 (the “Definitive Proxy Statement”), which summary is incorporated herein by reference. The summary of the 2016 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached as Appendix A to the Definitive Proxy Statement and is incorporated herein by reference as Exhibit 10.1.
Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders of Conn’s, Inc. (the “Company”) held on Wednesday, May 25, 2016, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 15, 2016.  The certified vote results for each proposal were as stated below.

1.	The following nominees for directors were elected to serve one-year terms expiring in 2017:

	Number of Shares
	For	Against	Abstentions	Broker Non-Votes
James H. Haworth	24,194,203	9,205	23,430	4,122,627
Kelly M. Malson	24,142,081	61,751	23,006	4,122,627
Bob L. Martin	24,134,740	76,993	15,105	4,122,627
Douglas H. Martin	23,428,285	775,170	23,383	4,122,627
Norman L. Miller	24,186,124	17,933	22,781	4,122,627
William E. Saunders, Jr.	24,191,899	11,650	23,289	4,122,627
William (David) Schofman	24,142,096	61,447	23,295	4,122,627
Oded Shein	24,199,695	12,027	15,116	4,122,627

2.	The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for fiscal year ending January 31, 2017 was ratified:

Number of Shares
For	28,310,839
Against	16,467
Abstentions	22,159
Broker Non-Votes	N/A

3.	The non-binding advisory vote on the compensation of the Company's named executive officers was approved:

Number of Shares
For	24,025,969
Against	136,621
Abstentions	64,248
Broker Non-Votes	4,122,627

4.	The adoption of the 2016 Omnibus Incentive Plan was approved:

Number of Shares
For	24,110,935
Against	83,438
Abstentions	32,465
Broker Non-Votes	4,122,627

Item 9.01.    Financial Statements and Exhibits

Exhibit Number	Description of Document
10.1	Conn’s, Inc. 2016 Omnibus Incentive Plan incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 15, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	May 27, 2016	By:	/s/ Thomas R. Moran
		Name:	Thomas R. Moran
		Title:	Executive Vice President and Chief Financial Officer